UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 2, 2007
ULTRALIFE BATTERIES, INC.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation or organization)

0-20852	16-1387013

(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513

(Address of principal executive offices)	(Zip Code)
(315) 332-7100

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Bradford T. Whitmore of Grace Bros. Ltd. has communicated to John Kavazanjian, the Chief Executive Officer of Ultralife Batteries, Inc., his interest in becoming a Director of the Company. Grace Bros. is the beneficial owner of approximately 29% of the Company’s outstanding shares of common stock. Consistent with the Company’s policies, Mr. Kavazanjian has referred the request to the Governance Committee of the Company’s Board of Directors which is considering that request in accordance with the provisions of the Governance Committee’s charter and the Company’s Corporate Governance Principles.
SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRALIFE BATTERIES, INC. Dated: March 2, 2007
By:	/s/ Peter F. Comerford
Peter F. Comerford
Vice President of Administration & General Counsel

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